SUPPLEMENT DATED JANUARY 12, 2006 TO THE
                                                PORTFOLIO ARCHITECT PLUS ANNUITY
                                  PROSPECTUS DATED MAY 2, 2005 (AS SUPPLEMENTED)


The following information supplements, and to the extent inconsistent therewith, replaces the information in the Portfolio Architect Plus Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

THE PURCHASE PAYMENTS CREDITS PARAGRAPH IN THE "SUMMARY" SECTION OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

PURCHASE PAYMENT CREDITS. For each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal at least 4.5% of the Purchase Payment. The expenses for a contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment Credits, and the additional expenses attributable to the credits may more than offset the amount of the Purchase Payment Credit.

For contracts issued between April 1, 2004 and April 30, 2004, contracts issued between June 1, 2004 and August 31, 2004, and contracts issued on or after September 20, 2004, the current Purchase Payment Credit is equal to 6.0% of each Purchase Payment received. This Purchase Payment Credit increase does not apply retroactively to contracts issued before April 1, 2004, between May 1, 2004 and May 31, 2004 or between September 1, 2004 and September 19, 2004. For contracts issued from September 20, 2004 until the date we change or rescind this Purchase Payment Credit increase, the 6.0% Purchase Payment Credit will apply to your initial purchase payment and each subsequent purchase payment received by us whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received.

THE FIRST TWO PARAGRAPHS OF THE SECTION OF THE PROSPECTUS ENTITLED "PURCHASE PAYMENT CREDITS" ARE DELETED AND REPLACED WITH THE FOLLOWING:

For Contracts issued prior to April 1, 2004, between May 1, 2004 and May 31, 2004 or between September 1, 2004 and September 19, 2004, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. The credit will equal 4.5% of the Purchase Payment.

For Contracts issued between April 1, 2004 and April 30, 2004, contracts issued between June 1, 2004 and August 31, 2004, and contracts issued from September 20, 2004 until the date we change or rescind the Purchase Payment Credit increase, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6.0% of the Purchase Payment.

We reserve the right to change or rescind this Purchase Payment Credit increase for contracts issued on or after March 31, 2006.

January 2006                                                             L-24575